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                                                                   EXHIBIT 10(j)

                               THIRD AMENDMENT TO
                 INTEGRA BANK CORPORATION EMPLOYEES' 401(k) PLAN

            This Third Amendment to Integra Bank Corporation Employees' 401(k) Plan is adopted by Integra Bank Corporation.

                                   BACKGROUND

            1. Effective January 1, 2003, Integra Bank Corporation ("Employer") amended and completely restated the Integra Bank Corporation Employees' 401(k) Plan ("Plan").

            2. The Plan has been amended by First and Second Amendments.

            3. The Employer wishes to amend the Plan further.

                                    AMENDMENT

            THEREFORE, effective January 1, 2006, the Plan is amended as follows:

            1. Subsection 12.06(c) is deleted in its entirety.

            2. Section 16.01 is amended to read as follows:

            Section 16.01. ADP and ACP Safe Harbors. The Plan is intended to satisfy the safe harbor provisions of Code paragraphs 401(k)(12) and 401(m)(11) each Plan Year. Notwithstanding any other provision of the Plan to the contrary, the limitations of Subsections 4.03(a) and (b) and
      Section 4.05 shall not apply.

            3. Section 16.02 is deleted in its entirety.

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            This Third Amendment to Integra Bank Corporation Employees' 401(k)
Plan is executed on behalf of Integra Bank Corporation by its duly authorized officer this _______ day of ____________________, 2006.

                                        INTEGRA BANK CORPORATION

                                        By: ____________________________________
                                                       (Signature)

                                            ____________________________________
                                                        (Printed)

                                            ____________________________________
                                                         (Title)

ATTEST:

____________________________________
            (Signature)

____________________________________
             (Printed)

____________________________________
              (Title)

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